Public Service Enterprise Group PSEG Earnings Conference Call 2nd Quarter 2021 August 3, 2021 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects; lack of growth or slower growth in the number of customers or the failure of our Conservation Incentive Program to fully address a decline in customer demand; any equipment failures, accidents, severe weather events, acts of war or terrorism or other incidents, including pandemics such as the ongoing coronavirus pandemic, that may impact our ability to provide safe and reliable service to our customers; any inability to recover the carrying amount of our long-lived assets; any inability to maintain sufficient liquidity; the impact of cybersecurity attacks or intrusions; the impact of the ongoing coronavirus pandemic; the impact of our covenants in our debt instruments on our operations; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements; risks associated with the timeline and ultimate outcome of our exploration of strategic alternatives relating to PSEG Power’s non-nuclear generating fleet; the failure to complete, or delays in completing, our proposed investment in the Ocean Wind offshore wind project, or following the completion of our initial investment in the project, the failure to realize the anticipated strategic and financial benefits of the project; fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; market risks impacting the operation of our generating stations; changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; third-party credit risk relating to our sale of generation output and purchase of fuel; any inability of PSEG Power to meet its commitments under forward sale obligations; reliance on transmission facilities to maintain adequate transmission capacity for our power generation fleet; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; the absence of a long-term legislative or other solution for our New Jersey nuclear plants that sufficiently values them for their carbon-free, fuel diversity and resilience attributes, or the impact of the current or subsequent payments for such attributes being materially adversely modified through legal proceedings; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning and transmission returns; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental regulations and enforcement; and delays in receipt of, or an inability to receive, necessary licenses and permits. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income/(Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income/(Loss). Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com.

PSEG Q2 2021 Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q2 2021 Second Quarter Highlights Net Loss of ($0.35) per share in Q2 2021 vs. Net Income of $0.89 per share in Q2 2020 Non-GAAP Operating Earnings* of $0.70 per share in Q2 2021 vs. $0.79 in Q2 2020 PSEG results on track for full-year 2021: non-GAAP Operating Earnings Guidance updated to raise bottom end of range by $0.05 per share, now $3.40 - $3.55 per share PSE&G results reflect ongoing investment in electric and gas infrastructure PSEG Power non-GAAP Operating Earnings* reflect expected decline in re-contracting and market impact Operational Excellence Nuclear operations achieved an average capacity factor of 92.1% for the first half of 2021 Disciplined Investment Continuing rollout of nearly $2 billion of Clean Energy Future (CEF) approved programs in Energy Efficiency (EE), Energy Cloud (AMI) and Electric Vehicle charging infrastructure PSE&G on track to invest $2.7 billion in 2021 in T&D infrastructure upgrades and CEF AMI=Automated Metering Infrastructure; T&D=Transmission & Distribution *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

Progress on strategic alternatives for non-nuclear fleet PSEG has completed the sale of Solar Source’s 467 MWDC portfolio Fossil sale process ongoing - completion expected to occur in Q4 '21 or Q1 '22 Furthers PSEG progression into a primarily regulated electric and gas utility, intended to: Reduce overall business risk and earnings volatility Improve business mix Enhance PSEG’s ESG position Focus on New Jersey’s Clean Energy agenda Remaining generation will consist of significantly contracted carbon-free investments in nuclear and offshore wind Quarterly assessment, including implications of our strategic alternatives process, determined ISO New England asset grouping pre-tax impairment of $519 million, as of June 30, 2021 No adverse impact on current shareholder dividend (subject to board approval) Takes into account interests of diverse stakeholders, including our employees No impact on PSE&G or PSEG LI customers, operations or tariffs ESG=Environmental, Social, Governance; ISO=Independent System Operator

Regulatory and Policy Initiatives Update Njbpu= New Jersey Board of Public Utilities; FRR=Fixed Resource Requirement; RPM=Reliability Pricing Model; ROE-Return on Equity; RTO=Regional Transmission Organization; MOPR=Minimum Offer Pricing Rule State Regulatory Proceedings NJBPU awarded continuation of $10/MWh Zero Emission Certificates (ZECs) for NJ nuclear plants through May 2025 NJBPU Staff’s Resource Adequacy (FRR) report recommends a pause on the exploration of leaving the PJM capacity market while more comprehensive reforms to RPM at the PJM and FERC level are developed NJBPU working with PJM in conducting first-ever “State Agreement Approach” open window to procure transmission solutions which support NJ’s 7,500 MW offshore wind target by 2035 Investment Priorities Aligned with NJ’s Clean Energy Agenda PSEG completed acquisition of 25% interest in Ørsted's 1,100 MW Ocean Wind (2025 in service) project to expand its carbon-free fleet with contracted, renewable generation supporting New Jersey’s goal of 100% clean energy by 2050 Remaining ~$0.2 billion of CEF filings (Vehicle Innovation, Energy Storage) pending conclusion of stakeholder proceedings Federal Energy Regulatory Commission (FERC) / PJM Transmission ROE: Settlement agreement executed between PSE&G, NJBPU and NJ Division of Rate Counsel to reset the base ROE for PSE&G’s transmission formula rate to 9.90% from 11.18% and to make other formula rate changes; PSE&G filed settlement agreement for FERC approval on July 14 and requests rate effective date of August 1, 2021 PSEG, along with other transmission owners in PJM, various trade associations and the RTOs themselves are engaged in multi-pronged advocacy to convince FERC to preserve the RTO incentive adder, which FERC has proposed to eliminate FERC’s decarbonization agenda has an emphasis on promoting transmission and market policies that will facilitate renewables development while seeking to keep costs low for customers PJM filed at FERC at the end of July to significantly modify the MOPR; if approved by FERC, the revised MOPR would improve the likelihood that state-subsidized resources will clear in future auctions Long Island Power Authority (LIPA) / PSEG Long Island Update PSEG LI and LIPA have agreed to a non-binding term sheet to make various amendments to the Operations Services Agreement (OSA) and resolve all of LIPA’s claims related to Tropical Storm Isaias; the OSA term remains through 2025 The amended OSA is subject to approval by the NY Attorney General and the NY Comptroller

Non-GAAP Operating Earnings* Contribution by Subsidiary 2020 Actual and 2021E Guidance E = Estimate. *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). **Based on the mid-point of 2021 non-GAAP Operating Earnings guidance of $3.40 - $3.55E per share. The total of the subsidiary guidance ranges are wider than the consolidated $0.15 band to allow for variability by business, as they are often offset in consolidated results. $3.40 - $3.55E PSEG – Updating Full Year 2021 Guidance and Adjusting Subsidiary Contribution Ranges Based on favorable results at PSE&G and Power through the first half of the year, we are raising the bottom end of guidance by $0.05 per share

PSEG accelerates climate vision for Net Zero emissions by 20 years to 2030


~22% Methane Reduction Target
2023
~60% Methane Reduction Target*
2030
New PSEG Net Zero GHG Vision
2030
Original PSEG Power 80% GHG Reduction Target
2046
Original PSEG Power Net Zero Vision
2050

PSEG's Three-Pronged 2030 Climate Vision

- Provide GHG-free generation
- Achieve Net Zero operations for regulated electric and gas utility and carbon-free generation at PSEG Power (Scope 1 & 2 emissions)
- Enable economy-wide decarbonization

*Forecast to 2030 based on current and potential future accelerated gas main replacement in future Gas System Modernization Programs.
GHG=Greenhouse Gas

9

PSEG Sustainability & ESG Summary

Leadership

- **<u>Clean Energy Future:</u> PSE&G has received <u>regulatory approvals</u> to invest $2 billion to decarbonize the New Jersey economy**
  - ✓ $1B CEF-Energy Efficiency program
  - ✓ $0.7B* for smart meters (Energy Cloud-AMI)
  - ✓ $0.2B for EV charging infrastructure
- **PSEG accelerates climate vision for Net Zero emissions to 2030 from 2050 for PSE&G and Power generation for direct emissions (Scope 1) and indirect emissions from operations (Scope 2)**
  - ✓ PSEG Power is <u>already</u> at half the CO_2 intensity of PJM/U.S. averages
  - ✓ PSEG Power is <u>now</u> coal-free
  - ✓ PSEG Power has pledged not to build or acquire new fossil-fueled power plants
  - ✓ PSE&G on track to achieve 2023 methane reduction goal of ~22% from 2018 levels
- **PSEG completed acquisition of a 25% interest in Ocean Wind, NJ's first Offshore Wind farm**
- **Regulated solar energy investments total ~$1B**
- <u>Climate Report</u> follows TCFD
- <u>Sustainability Report</u> is SASB compliant
- <u>PSEG Performance Report</u>

Policies & Goals

- PSEG is a vocal advocate for an economy-wide price on carbon emissions and preserving nuclear power plants for their carbon-free attributes
- Committed to rigorous oversight of political contributions and transparency in disclosure
- Diversity, Equity & Inclusion Commitment
- Human Rights Policy
- PSEG's long-term ESG goals and business strategy are aligned with many of the U.N.'s Sustainable Development Goals intended to stimulate action to set the world on a sustainable path by 2030



SUSTAINABLE DEVELOPMENT GOALS

Recognition & Scores

- **Member** of **S&P Sustainability Yearbook 2021**
- Named to **Dow Jones Sustainability Index** – North America 13 years in a row
- Among **2021 America's Most Responsible Companies by Newsweek**
- Named to the **Forbes Lists of: Best Employers for Diversity 2021 and Best Employers for Veterans 2020**
- **PSEG ESG Vital Signs: Relative Scores****



MSCI
PEERS
AA
PSEG in top 20% of all MSCI rated companies
ISS
PEERS
3-S
4-E
Bloomberg Disclosure
PEERS
56
Sustainalytics
PEERS
71
SSGA R-Factor
PEERS
69
PSEG is top 10%-30% of SSGA's Industry rated companies
CPA-Zicklin Index
PEERS
85.7
Worse
Better
PEER AVG
PSEG

EV=Electric Vehicle; TCFD=Task Force on Climate-Related Financial Disclosures; SASB=Sustainability Accounting Standards Board; Scope 1 are direct emissions from power generation, vehicle fleets and methane, SF6 and refrigerant leaks; Scope 2 are indirect emissions from operations from purchased energy of electric and gas and line losses.
*CEF-EC/AMI approved program is $707M, of which ~$600M is incremental capex over annual meter spend of ~$30M.
**Scores from best to worst: MSCI – AAA to CCC, ISS - 1 to 10, Others - 100% to 0%; PSEG ESG scores as of June 30, 2021

10

PSEG delivering solid results and sustainable dividend growth PSEG non-GAAP Operating Earnings* PSEG Annual Common Dividend Updating full-year 2021 non-GAAP Operating Earnings guidance to $3.40 - $3.55 per share, from $3.35 - $3.55 per share, raising bottom end of guidance by $0.05 per share; adjusting subsidiary contributions PSE&G expected to contribute >80% of 2021 non-GAAP Operating Earnings PSEG’s 5-year capital spending forecast of $14B - $16B, with 90% directed to PSE&G, expected to produce ~6.5% - 8% compound annual growth in rate base over 2021 – 2025 Over 75% of PSEG Power’s 2021 gross margin secured via energy hedges, capacity revenues, ZECs and ancillary service payments PSEG increased the 2021 indicative annual common dividend by $0.08 to $2.04 per share Expect strong cash flow will enable funding the entire 5-year capital spending program during the 2021-2025 period, without the need to issue new equity 2021 Financial Highlights

PSEG Q2 2021 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q2 Results by Subsidiary Net Income/(Loss) 2021 2020 Change PSE&G $ 0.61 $ 0.56 $ 0.05 PSEG Power $ (0.95) $ 0.34 $ (1.29) PSEG Enterprise/Other $ (0.01) $ (0.01)- $ - Total PSEG $ (0.35) $ 0.89 $ (1.24) Non-GAAP Operating Earnings* 2021 2020 Change PSE&G $ 0.61 $ 0.56 $ 0.05 PSEG Power $ 0.10 $ 0.24 $ (0.14) PSEG Enterprise/Other $ (0.01) $ (0.01) $ - Total PSEG* $ 0.70 $ 0.79 $ (0.09) *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power. PSEG Q2 EPS Summary – Quarter ended June 30

$ / share PSEG EPS Reconciliation – Q2 2021 versus Q2 2020 ZECs (0.01) Capacity 0.02 Re-contracting & Market (0.09) Volume (0.01) O&M (0.04) Depreciation & Interest 0.02 Taxes & Other (0.03) Transmission 0.01 Electric Margin 0.02 Gas Margin 0.01 Gas Bad Debt 0.01 Distribution O&M 0.01 Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes & Other (0.02) Taxes, Interest Expense & Other *See Slides A for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). Q2 2020 Net Income Q2 2020 Operating Earnings (non-GAAP)* Q2 2021 Net Loss Q2 2021 Operating Earnings (non-GAAP)* PSE&G PSEG Power PSEG Enterprise / Other ($0.40) ~ ~

PSEG – First Half Results by Subsidiary Net Income/(Loss) 2021 2020 Change PSE&G $ 1.55 $ 1.43 $ 0.12 PSEG Power $ (0.63) $ 0.36 $ (0.99) PSEG Enterprise/Other $ 0.01 $ (0.02) $ 0.03 Total PSEG $ 0.93 $ 1.77 $ (0.84) Non-GAAP Operating Earnings* 2021 2020 Change PSE&G $ 1.55 $ 1.43 $ 0.12 PSEG Power $ 0.42 $ 0.41 $ 0.01 PSEG Enterprise/Other $ 0.01 $ (0.02) $ 0.03 Total PSEG* $ 1.98 $ 1.82 $ 0.16 *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power. PSEG First Half EPS Summary – Six Months ended June 30

$ / share PSEG EPS Reconciliation – First Half 2021 versus First Half 2020 Capacity 0.05 Re-contracting & Market (0.07) Gas Operations 0.04 O&M (0.01) Depreciation & Interest 0.03 Taxes & Other (0.03) Transmission 0.03 Electric Margin 0.02 Gas Margin 0.03 Gas Bad Debt 0.02 Distribution Depreciation (0.02) Distribution Non-Operating Pension/OPEB 0.04 Tax Benefits *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). Note: Prior quarter results may not add due to rounding.

PSE&G Q2 2021 Review

$ / share PSE&G EPS Reconciliation – Q2 2021versus Q2 2020 Distribution O&M 0.01 Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes & Other (0.02) Transmission 0.01 Electric Margin 0.02 Gas Margin 0.01 Gas Bad Debt 0.01

PSE&G – Q2 Weather Summary

PSE&G Monthly Weather Summary

Q2 2021 vs. Q2 2020 vs. Normal



Monthly Heating Degree Days (HDD)
500
400
300
200
100
0
321
446
355
123
182
125
0
3
13
April
May
June
2021
2020
normal



Monthly Temperature Humidity Index (THI)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
158
2
191
1,010
610
951
4,364
3,412
2,989
April
May
June
2021
2020
normal

Q2 2021 heating degree days were ~30% lower than Q2 2020 and ~10% lower than normal

Q2 2021 temperature-humidity index was ~37% higher than Q2 2020 and ~34% higher than normal

19

Transmission Rate Agreement Reached Executed settlement agreement with NJBPU and NJ Division of Rate Counsel to reset PSE&G’s base ROE for its transmission formula rate to 9.90% from 11.18% PSE&G filed settlement agreement with FERC on July 14 seeking FERC approval and requesting effective date of August 1, 2021 FERC will review settlement and could take action later this year; there is no prescribed time period within which FERC must act Typical residential electric customer would save ~3% annually; prior to factoring in the agreement, combined residential electric & gas customer rates are ~30% lower versus 2008 in nominal dollars and 40% lower adjusted for inflation Financial impact of the settlement agreement is expected to lower PSE&G’s Net Income by approximately $50 million to $60 million ($0.10 to $0.12 per share) on an annual basis in the first 12 months, once implemented Key Terms and Impact Base ROE of 9.90%; No impact on existing incentives Revenue Requirement: ~($100M) for lower ROE; ~($42M) for lower depreciation expense (no net impact on earnings) An increase in PSE&G’s equity ratio to 55% from 54% of total capitalization Improved cost recovery regarding materials and supplies and administrative and general costs Settling parties agree to a three-year moratorium on seeking changes to PSE&G’s transmission rate

PSE&G – Q2 Highlights PSE&G achieved top quartile performance overall, as well as in all seven categories, among large utilities in the East in JD Power’s second quarter 2021 Residential Electric Study For the trailing 12 months ended June 30, weather-normalized electric and gas sales increased by 1% each; Residential sales increased by 4% and 2%, respectively, Commercial and Industrial sales declined by 1% and < 1%, respectively Rollout of nearly $2 billion of CEF programs in EE, AMI and EV Infrastructure in process Conservation Incentive Program began providing recovery of variations in revenue due to weather, economic activity, efficiency and customer usage impacts to sales in June for electric and begins in October for gas Operations Regulatory and Market Environment PSE&G invested $1.3 billion year-to-date June 30 on track to invest $2.7 billion in 2021 in T&D infrastructure upgrades and rollout of CEF programs In June, PSE&G retired $134 million of 9.25% Mortgage Bonds at maturity PSE&G Net Income increased $0.05 per share, or ~9%, over Q2 2020 PSE&G 2021 Net Income guidance updated to $1,420 million - $1,470 million from $1,410 million - $1,470 million Financial

PSEG Power Q2 2021 Review

PSEG Power EPS Reconciliation – Q2 2021 versus Q2 2020 Q2 2020 Net Income Q2 2020 Operating Earnings (non-GAAP)* Q2 2021 Net Loss Q2 2021 Operating Earnings (non-GAAP)* ZECs (0.01) Capacity 0.02 Re-contracting & Market (0.09) Volume (0.01) O&M (0.04) Depreciation & Interest 0.02 Taxes & Other (0.03) *See Slide B for Items excluded from Net Income /(Loss) to reconcile to Operating Earnings (non-GAAP). $ / share ($1.00) ~ ~ ($0.95)

PSEG Power – Q2 & First Half Generation Measures Total Nuclear Total Fossil *Indicates Period Net Generation. Excludes Solar and Kalaeloa. **Excludes peaking and steam generation. PSEG Power – First Half Generation (GWh)* PSEG Power – Capacity Factors (%)* Quarter ended June 30 First Six Months ended June 30 2020 2021 ($ millions) 2020 2021 $ 93 $ 116 Fossil $ 196 $ 263 $ 46 $ 45 Nuclear $ 93 $ 94 $ 139 $ 161 Total Fuel Cost $ 289 $ 357 12,739 12,636 Total GWh* Generation 25,917 25,893 10.91 12.74 $ / MWh 11.15 13.79 PSEG Power – Fuel Costs* Quarter ended June 30 First Six Months ended June 30 2020 2021 2020 2021 43.7% 46.9% Combined Cycle** 44.3% 44.3% 91.9% 85.7% Nuclear 93.4% 92.1% 25,917 25,893 Q2 Generation (GWh)* 4,958 5,387 7,781 7,249

PSEG Power – Gross Margin Performance Capacity prices changed June 1: Average price now $166 MW/day in PJM and $192 MW/day in ISO-NE through May 31, 2022; Bridgeport Harbor 5 capacity locked in at $231 MW/day for 7 years* Bridgeport Harbor Unit 3, a 383 MW coal-fired generating plant retired May 31, 2021 Lower Q2 2021 revenues due to re-contracting at lower market prices Regional Performance Region Q2 Gross Margin ($M) Q2 2021 Performance PJM $317 Re-contracting at lower market prices and lower demand and ZECs related to Hope Creek refueling New England $23 Lower capacity revenues related to Bridgeport Harbor Unit 3 retirement and lower demand partially offset by higher market prices New York $17 Higher market prices and higher demand PSEG Power Gross Margin ($/MWh) Quarter ended June 30 *PSEG Power’s cleared capacity auction price includes escalations over the 7-year period based on the Handy-Whitman Index through May 2026.

PSEG Power – Q2 Highlights Q2 2021 output down 1% vs Q2 2020 due to Hope Creek refueling Nuclear fleet achieved a capacity factor of 85.7% in Q2 2021 CCGT fleet capacity factor was 46.9% in Q2 2021 Nuclear fleet produced 7.2 TWh, down 7% from last year due to Hope Creek refueling; CCGT fleet produced 5.3 TWh, up 8% from last year due to higher demand Operations Regulatory and Market Environment Financial NJBPU Staff issued draft Resource Adequacy recommendation and report in July PJM will file at the end of July to change MOPR to better support state-subsidized resources Strategic alternatives exploration: Sale of solar assets completed, discussions on fossil assets continue PSEG Power’s total debt as a percentage of capitalization was 20% at June 30 PSEG Power retired $950 million of Senior Notes: In May, retired at par $700 million of 3.00% Senior Notes due to mature June 2021 In June, retired at par $250 million of 4.15% Senior Notes due to mature September 2021 PSEG Power’s 2021 guidance for non-GAAP Operating Earnings updated to $295 million - $370 million from $280 million - $370 million; Non-GAAP Adjusted EBITDA guidance remains unchanged at $850 million - $950 million

PSEG

Updating PSEG 2021 Guidance - By Subsidiary $ millions (except EPS) 2021E 2020 PSE&G (Net Income) $1,420 - $1,470 $1,327 PSEG Power $295 - $370 $430 PSEG Enterprise/Other ($15) ($16) Operating Earnings (non-GAAP)* $1,725 - $1,800 $1,741 Operating EPS (non-GAAP)* $3.40 - $3.55 $3.43 Segment Operating Earnings Guidance and Prior Year Results (non-GAAP, except as noted)* $ millions 2021E 2020 PSEG Power $850 - $950 $990 PSEG Power Adjusted EBITDA (non-GAAP) *,** Note: The total of subsidiary guidance ranges are wider than the consolidated band to allow for variability by business, as they are often offset in consolidated results. *See Slide A for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power. **Adjusted EBITDA for the full year 2020 includes pre-tax expenses of $36 million related to the purchase of NJ tax credits as part of the 2019 NJ Technology Tax Benefit Transfer Program. The benefit from the program’s tax credits is included in the income tax expense line item and more than offsets the expenses incurred for the purchase. E = Estimate.

APPENDIX

PSEG maintains a solid financial position

PSEG Senior Unsecured Credit Ratings
Moody's = Baa1 / Outlook = Stable
S&P = BBB / Outlook = Stable

Senior Notes Outstanding as of 6/30/2021

Sr. Notes due November 2021	$300M
Sr. Notes due November 2022	$700M
Sr. Notes due June 2024	$750M
Sr. Notes due August 2025	$550M
Sr. Notes due August 2030	$550M
Sr. Notes due April 2031	$96M
Total Long-Term Debt Outstanding as of 6/30/2021:	**$2.9B**
PSEG Consolidated Debt to Capitalization	**52%**

PSE&G Senior Secured Credit Ratings
Moody's = Aa3 / Outlook = Negative
S&P = A / Outlook = Stable

2021 PSE&G Debt Issuances

Secured 0.95% MTNs due March 2026	$450M
Secured 3.00% MTNs due March 2051	$450M
Total Long-Term Debt Outstanding as of 6/30/2021:	**$11.4B**

PSEG Power Senior Unsecured Credit Ratings
Moody's = Baa1 / Outlook = Stable
S&P = BBB / Outlook = Stable

PSEG Power Senior Notes Outstanding

Sr. Notes due June 2023	$700M
Sr. Notes due November 2023	$250M
Sr. Notes due April 2031	$404M
Total Long-Term Debt Outstanding as of 6/30/2021*:	**$1.4B**
Debt to Capitalization	**20%**

MTNs=Medium-Term Notes
*Includes $44M Pennsylvania Economic Development Financing Authority Tax-Exempt Bond redeemed August 2, 2021.
Note: Credit Ratings are as of August 3, 2021; Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding

30

Reconciliation of Non-GAAP Operating Earnings

Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (Non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,			
	2021	2020	2021	2020	2020	2019	2018	2017
	($ millions, Unaudited)							
Net Income (Loss)	$ (177)	$ 451	$ 471	$ 899	$ 1,905	$ 1,693	$ 1,438	$ 1,574
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax [(a)] (PSEG Power)	(78)	(192)	(133)	27	(231)	(255)	144	(133)
(Gain) Loss on Mark-to-Market (MTM), pre-tax [(b)] (PSEG Power)	285	107	332	-	81	(285)	117	167
Plant Retirements, Dispositions and Impairments, pre-tax (PSEG Power)	457	-	457	-	(122)	402	(51)	975
Oil Lower of Cost or Market (LOCOM) adjustment, pre-tax (PSEG Power)	-	(9)	-	11	2	-	-	-
Goodwill Impairment, pre-tax (PSEG Power)	-	-	-	-	-	16	-	-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	-	-	-	-	-	58	8	77
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(c)]	(131)	47	(121)	(13)	106	37	(74)	(427)
Tax Reform	-	-	-	-	-	-	-	(745)
Operating Earnings (non-GAAP)	$ 356	$ 404	$ 1,006	$ 924	$ 1,741	$ 1,666	$ 1,582	$ 1,488
PSEG Fully Diluted Average Shares Outstanding (in millions) [(d)]	504	507	507	507	507	507	507	507
	($ Per Share Impact - Diluted, Unaudited)							
Net Income (Loss)	$ (0.35)	$ 0.89	$ 0.93	$ 1.77	$ 3.76	$ 3.33	$ 2.83	$ 3.10
(Gain) Loss on NDT Fund Related Activity, pre-tax [(a)] (PSEG Power)	(0.15)	(0.39)	(0.26)	0.05	(0.46)	(0.50)	0.28	(0.26)
(Gain) Loss on MTM, pre-tax [(b)] (PSEG Power)	0.56	0.21	0.65	-	0.16	(0.56)	0.23	0.33
Plant Retirements, Dispositions and Impairments, pre-tax (PSEG Power)	0.90	-	0.90	-	(0.24)	0.79	(0.10)	1.92
Oil LOCOM adjustment, pre-tax (PSEG Power)	-	(0.02)	-	0.02	-	-	-	-
Goodwill Impairment, pre-tax (PSEG Power)	-	-	-	-	-	0.03	-	-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	-	-	-	-	-	0.11	0.02	0.15
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(c)]	(0.26)	0.10	(0.24)	(0.02)	0.21	0.08	(0.14)	(0.84)
Tax Reform	-	-	-	-	-	-	-	(1.47)
Operating Earnings (non-GAAP)	$ 0.70	$ 0.79	$ 1.98	$ 1.82	$ 3.43	$ 3.28	$ 3.12	$ 2.93

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss).
(b) Includes the financial impact from positions with forward delivery months.
(c) Income tax effect calculated at 28.11% statutory rate for 2021, 2020, 2019 and 2018 and 40.85% statutory rate for 2017, except for lease related activity which is calculated at a combined leveraged lease effective tax rate, NDT related activity which records an additional trust tax of 20%, and the additional investment tax credits (ITC) recapture to the sale of PSEG Solar Source.
(d) Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the quarter ended June 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss).

A

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA

PSEG Power LLC - Operating Earnings (Non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020	Year Ended December 31, 2020
	($ millions, Unaudited)				
Net Income (Loss)	$ (483)	$ 170	$ (322)	$ 183	$ 594
(Gain) Loss on NDT Fund Related Activity, pre-tax	(78)	(192)	(133)	27	(231)
(Gain) Loss on MTM, pre-tax [a]	285	107	332	-	81
Plant Retirements, Dispositions and Impairments, pre-tax	457	-	457	-	(122)
Oil LOCOM adjustment, pre-tax	-	(9)	-	11	2
Income Taxes related to Operating Earnings (non-GAAP) reconciling items [b]	(131)	47	(121)	(13)	106
Operating Earnings (non-GAAP)	$ 50	$ 123	$ 213	$ 208	$ 430
Depreciation and Amortization, pre-tax [c]	81	89	171	182	360
Interest Expense, pre-tax [c] [d]	24	29	50	62	118
Income Taxes [c]	4	17	46	7	82
Adjusted EBITDA (non-GAAP)	$ 159	$ 258	$ 480	$ 459	$ 990
PSEG Fully Diluted Average Shares Outstanding (in millions) [e]	504	507	507	507	507

(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at statutory rate, except for NDT related activity, which records an additional trust tax of 20%, and the additional ITC recapture related to the sale of PSEG Solar Source.
(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d) Net of capitalized interest.
(e) Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the quarter ended June 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

B

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).